UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 9, 2005


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


          Louisiana                 0-22303                     72-1147390
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)            File Number)             Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17CFR 240.13e-4(c))

Item 1.01    Other Events.

     On December 9, 2005, the Compensation Committee of the Company's Board of Directors granted restricted stock awards to certain officers and employees, including the following awards to the Named Executive Officers:

                                                            Shares of
                                                           Restricted
                                                          Stock Awarded
           Name and Principal Position                       Shares
------------------------------------------------------------------------
Kerry J. Chauvin                                              6,700
   Chairman of the Board, President
     and Chief Executive Officer

Kirk J. Meche                                                 3,350
   Executive Vice-President--Operations
   President Gulf Island, L.L.C.
     (fabrication subsidiary)

Murphy A. Bourke                                              2,300
   Executive Vice-President--Marketing

Joseph P. Gallagher, III                                      2,300
   Vice-President--Finance and Chief
   Financial Officer and Treasurer



     The  restricted  stock  awards  were made  pursuant to the  Company's  2002
Long-Term Incentive Plan, and are subject to the terms and conditions of that plan and the Restricted Stock Agreements. The awards will vest in 20% annual increments on the anniversaries of the date of grant, with the first vesting occurring on the first anniversary of the date of grant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GULF ISLAND FABRICATION, INC.

                                        By:  /s/ Joseph P. Gallagher, III
                                           -------------------------------------

                                                 Joseph P. Gallagher, III
                                                 Vice President - Finance,
                                                  Chief Financial Officer
                                                       and Treasurer
                                              (Principal Financial Officer
                                              and Duly Authorized Officer)

Dated:  December 15, 2005